(SEC-DOCUMENT)0001047469-99-022693.txt : 19990609
(SEC-HEADER)0001047469-99-022693.hdr.sgml : 19990609
ACCESSION NUMBER:
CONFORMED SUBMISSION TYPE:    DEFA 14A
PUBLIC DOCUMENT COUNT:        1
CONFORMED PERIOD OF REPORT:   19990630
FILED AS OF DATE:             19990609

FILER:

         COMPANY DATA:
                  COMPANY CONFORMED NAME:             CORNUCOPIA RESOURCES LTD
                  CENTRAL INDEX KEY:                  0000832342
                  STANDARD INDUSTRIAL CLASSIFICATION: GOLD & SILVER ORES [1040]
                  FISCAL YEAR END:              1231

         FILING VALUES:
                  FORM TYPE:                DEFA 14A
                  SEC ACT:
                  SEC FILE NUMBER:          000-16778
                  FILM NUMBER:              99638229

         BUSINESS ADDRESS:
                  STREET 1:                 540 MARINE BLDG
                  STREET 2:                 355 BURRARD ST
                  CITY:                     VANCOUVER BC CANADA
                  STATE:                    A1
                  BUSINESS PHONE:           6046870619

(/SEC-HEADER)
(DOCUMENT)
(TYPE)DEFA 14A
(SEQUENCE)1
(DESCRIPTION)DEFA 14A
(TEXT)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CORNUCOPIA RESOURCES LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

In response to comments received from the Securities and Exchange Commission, Financial Statements of Great Basin Gold Ltd. are enclosed and should be read in conjunction with the previously filed Proxy Statement on Form DEF 14A.













                      AUDITORS' REPORT TO THE SHAREHOLDERS

We have audited the consolidated balance sheets of Great Basin Gold Ltd. as at December 31, 1998 and 1997 and the consolidated statements of operations and deficit, changes in financial position and mineral property interests for each of the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998 and 1997 and the results of its operations and changes in its financial position for each of the three years ended December 31, 1998 in accordance with generally accepted accounting principles in Canada. As required by the Company Act (British Columbia), we report that, in our opinion, these principles have been applied on a consistent basis.


/s/ KPMG LLP
Chartered Accountants

Vancouver, Canada
April 2, 1999

GREAT BASIN GOLD LTD.
Consolidated Balance Sheets
(EXPRESSED IN CANADIAN DOLLARS UNLESS OTHERWISE STATED)

---------------------------------------------------------------------------------------------------------------
                                                                                December 31,    December 31,
                                                                                   1998             1997
                                                                                                 (restated
                                                                                                   note 3)
---------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and equivalents                                                          $  1,099,650    $  2,072,206
  Short term investments, at quoted market value                                          --         150,000
  Amounts receivable                                                                 266,568         989,309
---------------------------------------------------------------------------------------------------------------
                                                                                   1,366,218       3,211,515

INVESTMENT AND RECLAMATION DEPOSITS (note 5)                                           7,500         345,503

EQUIPMENT (note 6)                                                                   139,851         316,587

MINERAL PROPERTY INTERESTS (note 7) (statement)                                   11,457,428       8,233,992
---------------------------------------------------------------------------------------------------------------

                                                                                $ 12,970,997    $ 12,107,597
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued liabilities                                      $    215,695    $    436,591
---------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
  Share capital (note 8)
    Authorized
      100,000,000 common shares without par value
    Issued and outstanding
      16,918,271 (1997: 14,161,171) common shares                                 26,268,728      22,790,760
  Deficit                                                                        (13,513,426)    (11,119,754)
---------------------------------------------------------------------------------------------------------------
                                                                                  12,755,302      11,671,006
Nature of operations (note 1)
Uncertainty due to the Year 2000 issue (note 11)
Subsequent events (notes 7 (a), (b) and 8(c))

---------------------------------------------------------------------------------------------------------------

                                                                                $ 12,970,997    $ 12,107,597
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

Approved by the Board


/s/ Robert G. Hunter                                      /s/ Jeffrey R. Mason
Director                                                  Director

GREAT BASIN GOLD LTD.
Consolidated Statements of Operations and Deficit
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

----------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31,
                                                                  1998             1997          1996
                                                                            (restated note 3)
------------------------------------------------------------------------------------------------------------
REVENUE
  Interest and other                                          $     80,110    $     51,575    $    68,400
------------------------------------------------------------------------------------------------------------

EXPENSES
  Amortization                                                     154,014          24,643          3,000
  Conference and travel                                             74,044          33,661         16,347
  Corporate and capital taxes (note 10)                            (11,010)         85,950             --
  Legal, accounting and audit                                      146,268         160,171         25,840
  Office and administration                                        131,230         100,586         87,231
  Salaries and benefits                                            183,195         116,217        116,605
  Shareholder communication                                        136,195          67,301         23,057
  Trust and filing                                                  41,322          15,597         12,722
------------------------------------------------------------------------------------------------------------
                                                                   855,258         604,126        284,802
------------------------------------------------------------------------------------------------------------

LOSS BEFORE OTHER ITEMS                                           (775,148)       (552,551)      (216,402)
OTHER ITEMS
  Loss on sale of investment (note 5)                             (216,924)             --             --
  Loss on sale of fixed assets                                      (5,288)             --             --
  Write-down of investment (notes 3 and 5)                              --        (800,000)            --
  Write-down of mineral property interests (note 7)             (1,396,312)       (840,727)      (622,022)
  Preproduction royalties received (note 7(f))                          --          30,000             --
------------------------------------------------------------------------------------------------------------

LOSS FOR THE YEAR                                               (2,393,672)     (2,163,278)      (838,424)

DEFICIT, BEGINNING OF YEAR
  As previously reported                                       (10,319,754)     (8,956,476)    (8,118,052)
  Adjustment to reflect change in accounting
  for indirect acquisition costs (note 3)                         (800,000)             --             --
------------------------------------------------------------------------------------------------------------
  As restated                                                  (11,119,754)     (8,956,476)    (8,118,052)
------------------------------------------------------------------------------------------------------------

DEFICIT, END OF YEAR                                          $(13,513,426)   $(11,119,754)   $(8,956,476)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

LOSS PER SHARE                                                $      (0.16)   $      (0.30)   $     (0.15)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Weighted average number of common shares outstanding             15,276,491   $  7,140,446      5,573,331
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

GREAT BASIN GOLD LTD.
Consolidated Statements of Changes in Financial Position
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

------------------------------------------------------------------------------------------------------------
                                                                          Years ended December 31,
                                                                   1998             1997           1996
                                                                              (restated note 3)
------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)

OPERATIONS
  Loss for the year                                             $(2,393,672)   $ (2,163,278)   $ (838,424)
  Items not involving cash
    Amortization                                                    154,014          24,643         3,000
    Write-down of investment                                             --         800,000            --
    Loss on sale of investment                                      216,924              --            --
    Loss on sale of fixed assets                                      5,288              --            --
    Write-down of mineral property interests                      1,396,312         840,727       622,022
  Changes in non-cash operating working capital
    Amounts receivable                                              722,741        (157,688)      212,725
    Accounts payable and accrued liabilities                       (220,896)        274,823      (251,825)
------------------------------------------------------------------------------------------------------------
                                                                   (119,289)       (380,773)     (252,502)
------------------------------------------------------------------------------------------------------------

INVESTMENTS
  Short term investments                                            150,000        (150,000)           --
  Investment and reclamation deposits                               121,079      (1,128,003)           --
  Proceeds on sale of equipment                                      17,434        (148,051)       (6,704)
  Mineral property interests
    Acquisition costs                                              (516,425)     (1,697,307)      (21,315)
    Exploration and development costs                            (4,103,323)     (1,043,288)     (729,102)
  Business combination, net of cash (note 4)                             --      (6,374,878)           --
------------------------------------------------------------------------------------------------------------
                                                                 (4,331,235)    (10,541,527)     (757,121)
------------------------------------------------------------------------------------------------------------

FINANCING
  Issuance of common shares
    For cash, net of issue costs                                  3,044,188       3,479,370     2,675,861
    For mineral property interests                                  433,780          50,000            --
    On business combination (note 4)                                     --       7,659,940            --
------------------------------------------------------------------------------------------------------------
                                                                  3,477,968      11,189,310     2,675,861
------------------------------------------------------------------------------------------------------------

INCREASE IN CASH AND EQUIVALENTS                                   (972,556)        267,010     1,666,238

CASH AND EQUIVALENTS, BEGINNING OF YEAR                           2,072,206        1,805,196      138,958
------------------------------------------------------------------------------------------------------------

CASH AND EQUIVALENTS, END OF YEAR                               $ 1,099,650    $  2,072,206    $1,805,196
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

GREAT BASIN GOLD LTD.
Consolidated Statements of Mineral Property Interests
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

-----------------------------------------------------------------------------------------------
                                                                Years ended December 31,
                                                             1998           1997         1996
                                                                    (restated note 3)
-----------------------------------------------------------------------------------------------
ACQUISITION COSTS
  Balance, beginning of year, as previously reported     $ 8,052,601    $   25,784    $  42,342
  Adjustment to reflect change in accounting for
    indirect acquisition costs (note 3)                     (800,000)           --           --
-----------------------------------------------------------------------------------------------
  Balance, beginning of year, as restated                  7,252,601        25,784       42,342
-----------------------------------------------------------------------------------------------

  Incurred during the year                                   516,425     1,697,307       21,315
  Mineral property interest acquired on business
    combination (note 4)                                          --     5,555,289           --
  Write-down during the year                                (253,946)      (25,779)     (37,873)
-----------------------------------------------------------------------------------------------
  Balance, end of year                                     7,515,080     7,252,601       25,784
-----------------------------------------------------------------------------------------------

EXPLORATION AND DEVELOPMENT COSTS
  Assays and analysis                                        115,395        25,000       31,353
  Drilling                                                   723,534       305,837      189,971
  Engineering                                                113,111         9,587        8,156
  Environmental, socioeconomic and land fees               1,343,495        83,966       32,538
  Equipment rentals and leases                                94,220         9,943       48,882
  Geological                                                 886,707       359,255      234,805
  Site activities                                            609,729       110,837      135,817
  Transportation                                             217,132       138,863       47,580
-----------------------------------------------------------------------------------------------
  Incurred during the year                                 4,103,323     1,043,288      729,102
  Balance, beginning of year                                 981,391       753,051      608,098
  Write-down during the year                              (1,142,366)     (814,948)    (584,149)
-----------------------------------------------------------------------------------------------
  Balance, end of year                                     3,942,348       981,391      753,051
-----------------------------------------------------------------------------------------------

MINERAL PROPERTY INTERESTS                               $11,457,428    $8,233,992    $ 778,835
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

1.       NATURE OF OPERATIONS

         Great Basin Gold Ltd. ("Great Basin" or the "Company") was incorporated under the laws of British Columbia and its principal business activity is the exploration and development of mineral property interests. At December 31, 1998, the Company's principal mineral property interests are the Ivanhoe property located in Nevada, United States of America, and the Casino property located in southwest Yukon, Canada. Effective December 31, 1997, the Company changed its name from Pacific Sentinel Gold Corp. ("Pacific Sentinel") to Great Basin Gold Ltd. on completion of the business combination with Consolidated North Coast Industries Ltd. ("North Coast") (note 4).

         The Company is in the process of exploring its mineral property interests and has not yet determined whether its mineral property interests contain mineral reserves that are economically recoverable. The underlying value and the recoverability of the amounts shown for mineral property interests are entirely dependent upon the existence of economically recoverable mineral reserves, the ability of the Company to obtain the necessary financing to complete the exploration and development of the mineral property interests, and future profitable production or proceeds from the disposition of the mineral property interests.

2.       SIGNIFICANT ACCOUNTING POLICIES

(a)      Basis of presentation and consolidation

         These financial statements have been prepared in accordance with accounting principles and practices generally accepted in Canada. The consolidated financial statements as at and for the year ended December 31, 1998, include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

         Effective December 31, 1997, the Company completed the acquisition of 100% of the outstanding shares of North Coast. As North Coast shareholders obtained control of the Company through the exchange of their shares of North Coast for shares of the Company, the acquisition of North Coast has been accounted for in these financial statements as a reverse takeover. Consequently, the consolidated statements of operations and deficit, mineral property interests and cash flows reflect the results from operations and cash flows of North Coast, the legal subsidiary, for the year ended December 31, 1997, combined with those of Pacific Sentinel, the legal parent, from acquisition on December 31, 1997, in accordance with generally accepted accounting principles for reverse takeovers. In addition, the comparative figures presented are those of North Coast, the legal subsidiary.

         In these notes to the consolidated financial statements, the Company, prior to the business combination with North Coast, is referred to as "Pacific Sentinel", and after completion of the share consolidation, business combination, and name change, is referred to as "Great Basin".

(b)      Cash and equivalents

         Cash and equivalents consist of highly liquid investments that are readily convertible to known amounts of cash and have maturity dates of three months or less from the date of purchase.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)      Investments and reclamation deposits

         Investments capable of reasonably prompt liquidation are carried at the lower of cost and quoted market value. Investments where the Company has the ability to exercise significant influence are accounted for on the equity basis where the investment is initially recorded at cost and subsequently adjusted for the Company's share of the income or loss and capital transactions of the investee, less provision, if any, for permanent impairment in value. Reclamation deposits are recorded at cost.

(d)      Equipment

         Equipment is stated at cost less accumulated amortization. Amortization is provided on a straight-line basis over three to five years, which represents the estimated useful lives of the related equipment.

(e)      Mineral property interests

         Acquisition costs and related exploration and development costs are deferred until the property to which they relate is placed into production, sold, allowed to lapse or abandoned. These costs will be amortized over the estimated life of the property following commencement of commercial production or written off if the property is sold, allowed to lapse or abandoned.

         Acquisition costs for mineral property interests include the cash consideration and the fair value of common shares, based on the trading price of the shares, issued for mineral property interests, pursuant to the terms of the agreement. A property acquired under an option or joint venture agreement, where payments are made at the sole discretion of the Company, is recorded in the accounts at the time of payment. The amount shown for mineral property interests represents costs incurred to date and does not necessarily reflect present or future values.

         Administration expenditures are expensed in the period incurred.

(f)      Share capital

         Common shares issued for non-monetary consideration are recorded at fair value based upon the trading price of the shares on the date of the agreement to issue the shares.

         The proceeds from common shares issued pursuant to flow-through share financing agreements for Canadian exploration expenditures are credited to share capital and the tax benefits of these exploration expenditures are transferred to the purchaser of the shares.

         Costs incurred to issue common shares are deducted from share capital.

(g)      Translation of foreign currencies

         The Company's United States operations are considered to be integrated operations for purposes of foreign currency translation. Amounts stated in United States dollars are translated into Canadian dollars as follows: monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities and revenue and expenses are translated at the rate in effect on the date of the transaction. The net effect of the foreign currency translation is included in the statements of operations and deficit.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)      Loss per share

         The loss per share is computed using the weighted average number of common shares outstanding during the year, after restating prior years' comparative amounts to reflect the weighted average number of post-consolidation common shares of Pacific Sentinel issued to North Coast shareholders (note 4). Fully diluted loss per share has not been presented as the effect on basic loss per share would be anti-dilutive.

(i)      Fair value of financial instruments

         The carrying amount of cash and equivalents, short term investments, amounts receivable, reclamation deposits, and accounts payable and accrued liabilities approximate fair value due to their short term nature. The fair value of investments is disclosed in note 5.

(j)      Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the impairment of mineral property interests, determination of reclamation obligations and rates for amortization. Actual results could differ from these estimates.

(k)      Segment disclosures

         During 1998, the Company adopted the accounting standards related to segment disclosures recently approved by the accounting standards setting body in Canada. Accordingly, the Company considers itself to operate in a single segment, being exploration and development of mineral properties, within the geographic areas disclosed in note 7.

3.       CHANGE IN ACCOUNTING POLICY

         In 1998, the Company changed its policy with respect to accounting for indirect acquisition costs. In 1997 and prior periods, indirect acquisition costs, such as the write-down of the Company's share investment in Cornucopia Resources Ltd. acquired in connection with the acquisition of the Ivanhoe Property (note 7(a)), were capitalized to mineral property interests. Beginning in 1998, the Company changed its policy to expense indirect mineral property acquisition costs.

         This change has been applied retroactively and has reduced mineral property interests by $800,000 as at December 31, 1997, and has increased write-down of investment and deficit by $800,000 for the year ended December 31, 1997, and as at December 31, 1997, respectively.

4.       BUSINESS COMBINATION

         Effective December 31, 1997, Pacific Sentinel and North Coast received all of the necessary approvals to complete their agreements to merge. Pacific Sentinel consolidated its shares, changed its name to Great Basin, and issued 9,421,759 post-consolidation common shares to the shareholders of North Coast in consideration for all of the issued and outstanding common shares of North Coast on the basis of 0.625 post-consolidation common shares of Great Basin for each common share of North Coast (note (8(b)). As the former shareholders of North Coast obtained control of the Company through the share exchange, this

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

4.       BUSINESS COMBINATION (CONTINUED)

         transaction has been accounted for in these financial statements as a reverse takeover and the purchase method of accounting has been applied. Under reverse takeover accounting, North Coast is considered to have acquired Pacific Sentinel with the results of Pacific Sentinel's operations included in the consolidated financial statements from the date of acquisition. North Coast is considered the continuing entity and consequently, the comparative figures are those of North Coast.

         The acquisition has been recorded at the estimated fair value of the consideration given which, under reverse takeover accounting is the fair value of the total number of shares of North Coast that would have had to be issued in order to provide the same percentage of ownership of the combined company to the shareholders of Pacific Sentinel as they have in the combined company as a result of the reverse takeover. The acquisition details are as follows:

         Net assets acquired, at book values,
            which are estimated to approximate fair values
            Mineral property interests                          $5,555,289
            Cash                                                 1,285,062
            Non-cash working capital                               630,992
            Reclamation deposits                                     7,500
            Equipment                                              181,097
         -----------------------------------------------------------------
                                                                $7,659,940
         -----------------------------------------------------------------
         -----------------------------------------------------------------

         Consideration given for net assets acquired
            Common shares issued                                $7,659,940
         -----------------------------------------------------------------
         -----------------------------------------------------------------

         As the continuing entity is deemed to be North Coast, share capital of Pacific Sentinel has been reduced by $20,056,951 as a result of accounting for this combination as a reverse takeover (note (8(b)).

         The consolidated statements of operations and deficit, mineral property interests, and cash flows reflect the results of operations and cash flows of North Coast, the legal subsidiary, for the year ended December 31, 1997, combined with those of Great Basin, the legal parent, from December 31, 1997, being the effective date of the acquisition, to December 31, 1997.

         Under reverse takeover accounting principles and the purchase method of accounting, the results of operations of Pacific Sentinel are included in the financial statements only from the effective date of the acquisition. Accordingly, supplementary financial information presenting the results of operations and changes in financial position of Pacific Sentinel for the period from January 1, 1997, being the date following the most recent audited balance sheet of Pacific Sentinel, to December 31, 1997, being immediately prior to the effective date of the combination, is presented below.

(a)      Consolidated Statement of Operations

              ----------------------------------------------------------------------------
                                                                  Period from January 1 to
                                                                      December 31, 1997
              ----------------------------------------------------------------------------
              Interest revenue                                         $     52,063
              General and administrative expenses (note 4(d))               501,806
              ----------------------------------------------------------------------------
              Loss before the following                                    (449,743)
              Write-down of mineral property interests                  (21,000,000)
              ----------------------------------------------------------------------------
              Loss for the period                                      $(21,449,743)
              ----------------------------------------------------------------------------
              ----------------------------------------------------------------------------

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

4.       BUSINESS COMBINATION (CONTINUED)

(b)      Consolidated Statement of Mineral Property Interests

             -----------------------------------------------------------------------------
                                                                 Period from January 1, to
                                                                     December 31, 1997
             -----------------------------------------------------------------------------
             ACQUISITION COSTS
                Balance, beginning of period                            $ 10,738,005
                Write-down during the period                              (5,182,716)
             -----------------------------------------------------------------------------
                Balance, end of period                                     5,555,289
             -----------------------------------------------------------------------------

             EXPLORATION AND DEVELOPMENT COSTS
                Assays and analyses                                           22,481
                Engineering                                                    3,654
                Environmental, socioeconomic and land fees                    32,271
                Geological and geophysical                                    37,158
                Site activities                                                3,304
                Travel and accommodation                                       8,172
             -----------------------------------------------------------------------------
                Incurred during the period                                   107,040
                Balance, beginning of period                              15,710,244
                Write-down during the period                             (15,817,284)
             -----------------------------------------------------------------------------
                Balance, end of period                                            --
             -----------------------------------------------------------------------------
             MINERAL PROPERTY INTERESTS                                 $  5,555,289
             -----------------------------------------------------------------------------
             -----------------------------------------------------------------------------

(c)      Consolidated Statement of Changes in Financial Position

             -----------------------------------------------------------------------------
                                                                 Period from January 1 to
                                                                     December 31, 1997
             -----------------------------------------------------------------------------
             Cash provided by (used for)
             Operations
                 Loss for the period (note 4(a))                       $(21,449,743)
                 Items not involving cash
                   Amortization                                              70,488
                   Write-down of mineral property interests              21,000,000
                 Changes in non-cash operating working capital
                   Amounts receivable                                       393,027
                   Accounts payable and accrued liabilities                (106,180)
             -----------------------------------------------------------------------------
                                                                            (92,408)
             -----------------------------------------------------------------------------
             Investments
                 Equipment                                                    3,600
                 Exploration and development costs                         (107,040)
             -----------------------------------------------------------------------------
                                                                           (103,440)
             -----------------------------------------------------------------------------

             Decrease in cash and equivalents                              (195,848)
             Cash and equivalents, beginning of period                    1,480,910
             -----------------------------------------------------------------------------
             Cash and cash equivalents, end of period                  $  1,285,062
             -----------------------------------------------------------------------------
             -----------------------------------------------------------------------------

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

4.       BUSINESS COMBINATION (CONTINUED)

(d)      Consolidated Schedule of General and Administrative Expenses

             -----------------------------------------------------------------------------
                                                                 Period from January 1 to
                                                                     December 31, 1997
             -----------------------------------------------------------------------------
             Amortization                                                $ 70,488
             Conference and travel                                         20,882
             Corporation capital tax recovered                            (36,731)
             Interest and finance charges                                  58,159
             Legal, accounting and audit                                   30,901
             Office and administration                                    106,073
             Salary and benefits                                          104,952
             Shareholder communication                                    114,522
             Trust and filing                                              32,560
             -----------------------------------------------------------------------------
                                                                         $501,806
             -----------------------------------------------------------------------------
             -----------------------------------------------------------------------------

5.       INVESTMENT AND RECLAMATION DEPOSITS

             -------------------------------------------------------------------------
                                                          1998       1997        1996
             -------------------------------------------------------------------------
             Investment in Cornucopia Resources Ltd.     $   --    $300,000    $    --
             Reclamation deposits                         7,500      45,403     10,000
             -------------------------------------------------------------------------
                                                         $7,500    $345,503    $10,000
             -------------------------------------------------------------------------
             -------------------------------------------------------------------------

         During 1997, North Coast purchased 1,100,000 units of Cornucopia Resources Ltd. ("Cornucopia") at $1.00 per unit in connection with the agreement to acquire the Ivanhoe Property (note 7(a)). Each Cornucopia unit is comprised of one common share and one share purchase warrant, exercisable at $1.25 until March 26, 1998. These share purchase warrants expired unexercised on March 26, 1998. At December 31, 1997, the Company wrote-down the carrying value of its investment to an approximate market value of $300,000. During 1998, the Company sold its remaining shares held in Cornucopia and recorded a loss of $216,924.

6.       EQUIPMENT

          ----------------------------------------------------------------------
                                         Accumulated          Net Book Value
                             Cost        Amortization       1998          1997
          ----------------------------------------------------------------------
          Computer         $123,673        $ 80,712       $ 42,961      $119,159
          Field             319,971         244,757         75,214       143,588
          Office            299,880         278,204         21,676        53,840
          ----------------------------------------------------------------------
                           $743,524        $603,673       $139,851      $316,587
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

         The total original cost at December 31, 1997 was $843,317.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

7.       MINERAL PROPERTY INTERESTS

--------------------------------------------------------------------------------------------------------------
                                                                  Wilson
                                                   Ivanhoe    Independence     Casino     Other       Total
--------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997,
as previously reported                           $3,184,943   $   293,757    $5,555,289   $    3   $ 9,033,992
Adjustment to reflect change in accounting
policy (note 3)                                    (800,000)           --            --       --      (800,000)
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997,
as restated                                       2,384,943       293,757     5,555,289        3     8,233,992
  Acquisition costs                                 455,389        61,036            --       --       516,425

Exploration and development costs
  Assays and analysis                                82,198        33,197            --       --       115,395
  Drilling                                          376,044       347,490            --       --       723,534
  Engineering                                        52,927        60,184            --       --       113,111
  Environmental, socio-economic
  and land fees                                   1,317,368        22,981            --    3,146     1,343,495
  Equipment rentals and leases                       76,652        17,568            --       --        94,220
  Geological                                        645,896       240,811            --       --       886,707
  Site activities                                   372,046       237,683            --       --       609,729
  Transportation                                    135,527        81,605            --       --       217,132
--------------------------------------------------------------------------------------------------------------
                                                  3,058,658     1,041,519            --    3,146     4,103,323
--------------------------------------------------------------------------------------------------------------

                                                  5,898,990     1,396,312     5,555,289    3,149    12,853,740
Write-down during the year                               --    (1,396,312)           --       --    (1,396,312)
--------------------------------------------------------------------------------------------------------------

Balance, December 31, 1998                       $5,898,990   $       --     $5,555,289   $3,149   $11,457,428
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Substantially all expenditures incurred in 1997 as shown on the Statement of Mineral Property Interests incurred on the Ivanhoe property.

(a)      Ivanhoe
         Elko County, Nevada, United States of America

         On August 13, 1997, the Company and Cornucopia (note 5) entered into an agreement to acquire a 100% working interest in the Ivanhoe Property on the Carlin Trend in Nevada from Newmont Exploration Limited ("Newmont"). In addition, agreements for two additional groups of claims have been entered into that form part of the Ivanhoe property. These additional agreements require annual option payments of US $80,000 per year and are subject to net smelter royalties ("NSR") of 2% to 5%.

         Pursuant to the terms of the agreement, the Company earned a 75% interest in the Ivanhoe Property in consideration for expenditures totalling US$5.0 million dollars as follows:
         -    US$1 million to Newmont;
         - 150% of the amount invested in shares of Cornucopia (being US$1.2 million), and;
         -    US$2.8 million on exploration and related costs.

         The agreement provides that exploration and related costs include 150% of any amounts invested on behalf of Great Basin in Cornucopia both prior to and after the date of this Agreement plus 150% of any other amounts paid to or on behalf of Touchstone to Newmont pursuant to the reclamation obligations contained in the purchase agreement. Newmont will manage and complete an approved mine closure plan of the 1.1

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

7.       MINERAL PROPERTY INTERESTS (CONTINUED)

         square mile area of former mining operations already funded by US$4.5 million. Overruns, if any, will be funded 33% each by Newmont, the Company and Cornucopia up to a total overrun of US$1.5 million, and thereafter 75% by Newmont, with the balance payable pro rata by the Company and Cornucopia. Ownership of and further expenditures on the Ivanhoe Property will be on a 75% Company and 25% Cornucopia basis.

         The Company also issued aggregate finders' fees of 125,000 shares of the Company, based on expenditures on the project, and interim financing guarantees of 98,125 shares of the Company. The financing guarantee shares were issued to principals of Hunter Dickinson Inc. (note 9(a)), which acted as an agent of the Company in negotiating and guaranteeing aspects of the transaction. The remaining finder fees of 37,501 shares were issued in September 1998, upon completion of the required exploration expenditures.

         In March 1999, the Company entered to an agreement to acquire the 25% interest owned by Touchstone Resources Ltd., a 100% wholly owned subsidiary of Cornucopia for consideration of 2,750,000 common shares of the Company and 250,000 warrants exercisable to purchase additional shares of the Company at $2.00 per share for one year. The agreement is pending regulatory and shareholder approval by Cornucopia scheduled for June 1999.

(b)      Wilson-Independence
         Lander County, Nevada, United States of America.

         On December 3, 1997, the Company entered into an option agreement with Teck Resources, Inc. and Robert G. Carrington (the "Optionors") to acquire a 100% interest in the Wilson-Independence Property in north-central Nevada.

         Pursuant to the terms of the agreement, the Company can earn a 100% interest in the Wilson-Independence Property by completing staged work commitments totalling US$5 million over four years, making staged payments to the Optionors aggregating US$162,500 over four years and issuing 650,000 shares over four years. The Company also agreed to make advance royalty payments of US$10,000 per year through 1999, and US$30,000 per year thereafter to 2015, pursuant to a 3% NSR royalty agreement held by the underlying property owner. To December 31, 1997, the Company issued 62,500 Great Basin shares, (100,000 North Coast shares pre-consolidation) and made payments of $142,910 (US$100,000). In 1998, the Company issued a finder's fee of 328,000 warrants exercisable at $0.76 until August 18, 1999 and $0.874 until August 18, 2000.

         On March 31, 1999, the Company, based on the results of exploration, terminated the option on this property, and wrote off the deferred costs effective December 31, 1998.

(c)      Casino
         Whitehorse Mining District, Yukon, Canada.

         Great Basin owns a group of mineral and placer claims, some of which are subject to a 5% net profits from production royalty. At December 31, 1997, the carrying value of the property is cost to Great Basin, based on the business combination with North Coast (note 4).

(d)      Goldvale, McGold and Red Gold
         Omineca Mining District, British Columbia, Canada

         During 1995 and 1996, North Coast acquired, through staking, 100% ownership of three non-contiguous mineral properties, Goldvale, McGold and Red Gold, totalling approximately 164 square

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

7.       MINERAL PROPERTY INTERESTS (CONTINUED)

         kilometres. In 1996, North Coast wrote down the McGold and Red Gold properties to a nominal amount and in 1997, after further review of the data on the Goldvale property, determined that further exploration was not warranted and wrote the Goldvale property down to a nominal amount. Ongoing maintenance costs continue to be incurred on the property.

(e)      Kirkland Lake
         Ontario, Canada.

         In 1992, the future economic benefit of the Kirkland Lake property became uncertain, and while the property was not abandoned, there were no plans or financial resources to make further significant expenditures on the property. Accordingly, the property was written down to a nominal amount. The Company continues to maintain the Kirkland Lake property in good standing.

(f)      Bissett Creek
         Ontario, Canada.

         In 1992, the future economic benefit of the Bissett Creek property became uncertain. While not abandoned, there were no plans or financial resources to make further significant expenditures on the property. Accordingly, the property was written down to a nominal amount.

         In January 1997, the Company reached an agreement to sell its interest in the Bissett Creek graphite property to an arm's length private company for a production royalty equal to $32 per tonne of graphite concentrate produced, net of existing royalties, and subject to an annual minimum preproduction royalty of $30,000 per year. This payment was never made to the Company. If the purchaser should assign the property to a third party within two years, there will be additional consideration to the Company. The purchaser has assumed all existing property royalties and mineral property maintenance requirements.

8.       SHARE CAPITAL

(a)      Authorized

         The Company's authorized share capital consists of 100,000,000 common shares without par value. During 1997, Pacific Sentinel consolidated its authorized share capital on a 5 old for 1 new basis and subsequently increased its authorized share capital from 20,000,000 common shares without par value to 100,000,000 common shares without par value.

(b)      Issued and outstanding

         The continuity of the Company's issued and outstanding share capital, commencing with North Coast's on January 1, 1995 to December 31, 1997, being the effective date of the reverse takeover, is as follows:

                                                                                  Number of Shares        Amount
        -----------------------------------------------------------------------------------------------------------
        North Coast
        North Coast balance, December 31, 1995                                        7,804,315        $  8,925,589
        Issued during 1996
            Share purchase warrants exercised at $0.28                                  802,000             224,560
            Share purchase options exercised at $1.70                                    94,000             159,800
            Private placement at $1.80 per unit, net of issue costs                   1,300,000           2,291,501
        -----------------------------------------------------------------------------------------------------------

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

8.       SHARE CAPITAL (CONTINUED)

        North Coast balance, December 31, 1996                                       10,000,315          11,601,450
        Issued during 1997
            Share purchase warrants exercised at $1.80                                1,246,000           2,242,800
            Share purchase warrants exercised at $0.33                                3,724,000           1,228,920
            Share purchase options exercised at $1.70                                     4,500               7,650
            Mineral property interests at $0.50                                         100,000              50,000
        -----------------------------------------------------------------------------------------------------------

        North Coast balance, December 31, 1997, prior to the
            arrangement with Pacific Sentinel                                        15,074,815          15,130,820

        Exchanged into post-consolidation Great Basin common
            shares at 0.625 shares for each North Coast share (note 4)               (5,653,056)                 --
        -----------------------------------------------------------------------------------------------------------
        Share of Great Basin to be issued to North Coast shareholders, at
            time of business combination (below and note 4)                           9,421,759        $ 15,130,820
        -----------------------------------------------------------------------------------------------------------
        Pacific Sentinel
        Pacific Sentinel balance, December 31, 1995                                  22,923,062        $ 34,181,571
        Issued during 1996
            Share purchase options exercised at $1.30                                   774,000           1,006,200
        -----------------------------------------------------------------------------------------------------------
        Pacific Sentinel balance, December 31, 1996 and
            December 31, 1997, prior to share consolidation and
            arrangement with North Coast                                             23,697,062          35,187,771
        Consolidation of shares on a 5 old for 1 new basis                          (18,957,650)                 --
        -----------------------------------------------------------------------------------------------------------
        Pacific Sentinel balance, December 31, 1997,
            prior to arrangement with North Coast                                     4,739,412          35,187,771
        Adjustment to record business combination
            Reduction in the book value of Pacific Sentinel's
            share capital to that of North Coast (note 4)                                    --         (20,056,951)
        -----------------------------------------------------------------------------------------------------------
                                                                                      4,739,412          15,130,820
        Shares of Great Basin issued to acquire shares of North
            Coast (above), recorded at fair value (note 4)                            9,421,759           7,659,940
        -----------------------------------------------------------------------------------------------------------
        Great Basin balance, December 31, 1997, after business
            combination                                                              14,161,171          22,790,760
        Issued during 1998
            For mineral property interests:
               at $2.05                                                                  50,000             102,500
               at $1.83                                                                  37,499              68,623
               at $0.80                                                                  37,500              30,000
               at $0.84                                                                  37,501              31,501
            Loan guarantee at $2.05 (note 7(a))                                          98,125             201,156
            Escrow shares issued at $0.01                                               750,000               7,500
            Share purchase options exercised @ $1.28                                     41,875              53,600
            Private placement at $2.00 per unit, net of issue costs                   1,704,600           2,983,088
        -----------------------------------------------------------------------------------------------------------
        Great Basin balance, December 31, 1998                                       16,918,271        $ 26,268,728
        -----------------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------------

        As at December 31, 1998, there were 750,000 common shares in escrow subject to the direction or determination of certain regulatory authorities.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

8.       SHARE CAPITAL (CONTINUED)

(c)      Share purchase options

         Share purchase options outstanding at December 31, 1998, are as follows:

         Expiry Date                                   Price per share       Number of shares
         ------------------------------------------------------------------------------------
         January 14, 2000                                   $1.28                 962,800
         January 14, 2000                                   $0.78                  24,500
         January 14, 2000                                   $0.63                  24,500
         ------------------------------------------------------------------------------------
         Total share purchase options                                           1,011,800
         ------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------

         During 1997, all of the outstanding Pacific Sentinel share purchase options were consolidated on a 5 old for 1 new basis and converted into Great Basin share purchase options, with the related exercise price per share increased from $1.00 and $0.85 to $5.00 and $4.25, respectively.

         During 1997, all of the outstanding North Coast share purchase options at the time of arrangement with Pacific Sentinel, were converted into share purchase options of the Company on the basis of 0.625 Great Basin share purchase option for each North Coast share purchase option, with the related exercise per share increased from $1.70, $1.80 and $1.15 to $2.72, $2.88 and $1.84, respectively.

         During 1998, 397,188 share purchase options exercisable at a price of $2.72 per share to January 12, 1998 expired, 12,500 of the share purchase options exercisable at a price of $2.72 per share to January 17, 1999 were cancelled and 6,000 of the share purchase options exercisable at a price of $5.00 per share were cancelled.

         In addition, 999,550, 24,500, and 24,500 share purchase options were granted under the Company's Stock Option Plan at $1.28, $0.78 and $0.63 per share respectively, expiring January 14, 2000. The Company also amended the terms of the remaining 12,500 share purchase options priced at $1.84, the 36,000 share purchase options priced at $4.25, the 178,125 share purchase options priced at $2.88, the 42,000 options priced at $5.00 and the 37,500 share purchase options priced at $2.72, by repricing the exercise price of all outstanding share purchase options to $1.28 and extending the expiry date to January 14, 2000.

         Subsequent to these grants and amendments, 41,875 share purchase options were exercised at $1.28 per share. On January 27, 1999 the Company granted 1,792,000 stock options to employees and directors exercisable at $0.91 with an expiry of January 14, 2000.

(d)      Share purchase warrants

         At December 31, 1998 there were 1,704,600 share purchase warrants outstanding with an exercise price of $1.18 per share that expire October 22, 1999, and 328,000 share purchase warrants with an exercise price of $0.76, until August 18, 1999 and at $0.874 until August 18, 2000. During the year ended December 31, 1998, 180,480 share purchase warrants expired.

GREAT BASIN GOLD LTD.
Notes to the Consolidated Financial Statements
For the years ended December 31, 1998, 1997 and 1996
(EXPRESSED IN CANADIAN DOLLARS, UNLESS OTHERWISE STATED)

9.       RELATED PARTY TRANSACTIONS AND BALANCES

        ---------------------------------------------------------------------------
                                                       Years ended December 31,
                                                     1998        1997        1996
        ---------------------------------------------------------------------------
        Services rendered
             Hunter Dickinson Inc. (a)             $678,623    $851,867    $     --
             Pacific Sentinel (b)                        --         --      379,082
             Director                                    --         --        6,000
        ---------------------------------------------------------------------------

                                                     1998        1997        1996
        ---------------------------------------------------------------------------
        Balances receivable (c)
             Hunter Dickinson Inc.                 $199,818    $734,748    $     --
        ---------------------------------------------------------------------------
        ---------------------------------------------------------------------------

(a) Hunter Dickinson Inc. is a private company with certain common directors that provide geological, corporate development, administrative and management services to the Company on a cost recovery basis pursuant to an agreement dated December 31, 1996.

(b) Pacific Sentinel, a predecessor corporation (note 4), provided management, geological, technical and administrative services to the Company on a cost recovery basis prior to the agreement with Hunter Dickinson Inc.

(c) Balances receivable are included in amounts receivable on the consolidated balance sheets. These amounts are non-interest bearing and are payable on demand.

10.      INCOME TAXES

         At December 31, 1998, the Company has available losses for income tax purposes in Canada totalling approximately $4.79 million, expiring at various times from 1999 to 2005. In addition, the Company has available tax pools of approximately $7.88 million, which may be carried forward and utilized to reduce certain future taxes and income.

         The potential tax benefits related to these items have not been reflected in the accounts of the Company. These amounts do not include certain of the Company's exploration and development expenditures renounced to investors under flow-through share financing arrangements.

         The Company was subject to a Tax Court appeal arising from an assessment by Revenue Canada in the amount of $48,000, plus accrued interest, relating to a prior reorganization transaction. During 1998, the Company paid $68,788 in settlement of this appeal, which was accrued as at December 31, 1997.

11.      UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effect of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of suppliers or other third parties, will be fully resolved.

CORPORATE INFORMATION

OFFICERS

Robert G. Hunter
Chairman
Robert A. Dickinson
Chief Executive Officer/President
Jeffrey R. Mason
Chief Financial Officer/Secretary

DIRECTORS

David J. Copeland
T. Barry Coughlan
Scott D. Cousens
Robert A. Dickonson
Robert G. Hunter
Jeffrey R. Mason
Ronald W. Thiessen

CORPORATE ADDRESS

1020 - 800 West Pender Street
Vancouver, British Columbia
Canada V6C 2V6
Telephone: (604) 684-6365
Facsimile: (604) 684-8092
Toll Free: 1-800-667-2114
Email: info@hdgold.com

FIELD OFFICE

115 - 3100 Mill Street
Reno, Nevada
USA 89502
Telephone: (775) 337-2600
Facsimile: (775) 337-2699

ATTORNEYS

Lang Michener Lawrence & Shaw
Barristers & Solicitors
1500 - 1055 West Georgia Street
Vancouver, British Columbia
Canada V6E 4N7

Richard W. Harris
Attorney and Counselor at Law
6161 Lakeside Drive, Suite 260
Reno, Nevada
89570-0250

AUDITORS

KPMG LLP
Chartered Accountants
777 Dunsmuir Street
Vancouver, British Columbia
Canada V7Y 1K3

TRANSFER AGENT

Montreal Trust Company
4th Floor, 510 Burrard Street
Vancouver, British Columbia
Canada V6C 3B9

BANK

Canadian Imperial Bank of Commerce
400 Burrard Street
Vancouver, British Columbia
Canada V6C 3A6

LISTED

OTC Bulletin Board (GBGLF)
Vancouver Stock Exchange (GBG)

SHARE CAPITALIZATION

(as at April 30, 1999)
Common Authorized     100,000,000
Issued & Outstanding   16,929,271
Fully Diluted          21,788,171

ANNUAL MEETING

The Annual General Meeting of the Shareholders of Great
Basin Gold Ltd. will be held at 2:00 p.m. on Wednesday, June 23, 1999, in the Boardroom, Suite 930 - 800 West
Pender Street, Vancouver, British Columbia, Canada
V6C 2V6

INVESTOR INFORMATION

Investor Services
Great Basin Gold Ltd.
1020 - 800 West Pender Street
Vancouver, British Columbia
Canada V6C 2V6
Telephone: (604) 684-6365
Facsimile: (604) 684-8092
Toll Free: 1-800-667-2114
Web Site: http://www.hdgold.com